UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 30, 2006

                              AQUACELL WATER, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                 000-51723               86-0675195
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

           10410 Trademark Street, Rancho Cucamonga, CA          91730
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              (Address of principal executive offices)        (Zip Code)

                                  (909) 987-0456
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               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 5.02.  Departure of Principal Financial Officer and Director.

        (b) Gary S. Wolff, the Registrant's Chief Financial Officer, and a Director of the Registrant, resigned his positions effective October 30, 2006.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL WATER, INC.

Date: October 31, 2006                      By: /s/ Karen B. Laustsen
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                                                    Karen B. Laustsen
						    President